COMPREHENSIVE LOSS (Tables)	12 Months Ended
Dec. 31, 2021
Comprehensive Income Net Of Tax [Abstract]
Schedule of Total Comprehensive Loss

Total Comprehensive Loss for the years ended December 31, 2021, 2020 and 2019 consisted of the following:

	Years ended December 31,
	2021	2020	2019
	(in thousands)
Net loss	$(5,828)	$(23,676)	$(3,913)
Other comprehensive income (loss)
Net Change in Foreign currency translation	(3,726)	1,560	529
Total comprehensive loss	$(9,554)	$(22,116)	$(3,384)